SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[    ]	Preliminary Proxy Statement
[    ]	Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

  . . . . . . . . . . . . . . . . . . . . . . .  The Gabelli
Equity Trust Inc.  . . . . . . . . . . . . .  . . . . . . . . . .
 .
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . .   . . . . . . . . . . . . .
 . . . . . .
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[    ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)	Aggregate number of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)	Proposed maximum aggregate value of transaction:

		    . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

	5)	Total fee paid:

		   . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[   ]	Fee paid previously with preliminary materials.
[   ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

2)	Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

3)	Filing Party:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

4)	Date Filed:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .
                          THE GABELLI EQUITY TRUST INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070

                                   ----------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 13, 1996
                                   ----------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

     Notice is hereby given that the Annual Meeting of Shareholders of The
Gabelli Equity Trust Inc. (the "Equity Trust") will be held at the Cole
Auditorium,  Greenwich  Public  Library,  101  West  Putnam
Avenue,  Greenwich,
Connecticut 06830, on Monday, May 13, 1996, at 9:30 a.m., for the following purposes:


     1.  To elect two Directors of the Equity Trust (PROPOSAL 1);

     2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Equity Trust for the year ending December 31, 1996
(PROPOSAL 2); and

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached
Proxy Statement.

     The close of business on March 15, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

YOUR VOTE IS  IMPORTANT  REGARDLESS  OF THE SIZE OF YOUR  HOLDINGS
IN THE
EQUITY  TRUST.  WHETHER OR NOT YOU PLAN TO ATTEND THE  MEETING,
WE ASK THAT YOU
PLEASE  COMPLETE AND SIGN THE ENCLOSED  PROXY CARD AND RETURN IT
PROMPTLY IN THE
ENCLOSED  ENVELOPE  WHICH NEEDS NO POSTAGE IF MAILED IN THE
CONTINENTAL  UNITED
STATES.  INSTRUCTIONS  FOR THE PROPER  EXECUTION OF PROXIES ARE
SET FORTH ON THE
INSIDE COVER.


                                 By Order of the Directors


                                 JAMES E. McKEE
                                 SECRETARY


March 22, 1996

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION      VALID
SIGNATURE
                                  ------------      --------------
-
CORPORATE ACCOUNTS

(1)  ABC Corp ..................................    ABC Corp.
(2)  ABC Corp ..................................    John Doe,
Treasurer
(3)  ABC Corp.
      c/o John Doe, Treasurer ..................    John Doe
(4)  ABC Corp., Profit Sharing Plan ............    John Doe,
Trustee

TRUST ACCOUNTS

(1)  ABC Trust .................................    Jane B. Doe,
Trustee
(2)  Jane B. Doe, Trustee
      u/t/d 12/28/78 ...........................    Jane Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1)      John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA ........    John B. Smith
(2)      John B. Smith .........................    John B. Smith,
Jr., Executor

                          THE GABELLI EQUITY TRUST INC.

                                   ----------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 13, 1996

                                   ----------
                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on
May 13, 1996, at 9:30 a.m., at the Cole  Auditorium,  Greenwich
Public Library,
101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof
(the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.

     In addition to the solicitation of proxies by mail, officers of the Equity
Trust and officers and regular  employees of First Data Investor
Services Group,
Inc. ("FDISG"), the Equity Trust's sub-administrator, affiliates of FDISG or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph or in person. In addition, the Equity Trust has retained Georgeson and
Company Inc. to assist in the solicitation of proxies for a fee estimated at
$6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Equity Trust's most recent annual report is available upon request, without charge, by writing the Equity
Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Equity
Trust at (800) 422-3554.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted FOR the election of the nominees as Directors,
FOR the other matters listed in the accompanying Notice of Annual Meeting of
Shareholders and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Equity Trust at the above address prior to the date of the Meeting.

     In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the
Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of any such item against any such adjournment.

     The close of business on March 15, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the
Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.
On the record
date there were 103,919,670 shares of the Equity Trust outstanding.

     To the knowledge of the  management of the Equity Trust,  no person owns of
record or beneficially 5% or more of the shares of the Equity
Trust except that,
as of March 15,  1996,  84,737,325  shares  were held of record by
Cede & Co., a
nominee partnership of The Depository Trust Company. Of such shares,  23,573,275
shares, representing 22.7% of the outstanding shares of the Equity Trust, are held by The Depository Trust Company as nominee for Smith Barney Inc., representing approximately 17,528 discretionary and non-discretionary accounts.

     This Proxy Statement is first being mailed to shareholders on or about
March 22, 1996.

             PROPOSAL 1: TO ELECT TWO DIRECTORS OF THE EQUITY
TRUST

     At the Meeting, the following two of the eight Directors of the Equity
Trust are to be elected to hold office for a period of three years and until their successors are elected and qualified. The Board of Directors is divided into three classes. Each year the term of office of one class will expire.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the
Directors of the Equity Trust has served in that capacity since the July 14,
1986 organizational meeting of the Equity Trust with the exception of Mr. Conn, who became a Director of the Equity Trust on May 15, 1989 and Mr. Pohl, who became a Director of the Equity Trust on February 19, 1992. The business address of each Director is One Corporate Center, Rye, NY 10580-1434.


NUMBER AND PERCENTAGE OF

SHARES OF CAPITAL STOCK
                        NAME AND POSITION WITH THE EQUITY TRUST,
BENEFICIALLY OWNED**
                             BUSINESS EXPERIENCE DURING PAST
DIRECTLY OR INDIRECTLY ON
                                   FIVE YEARS AND AGE
MARCH 15, 1996
                        ----------------------------------------
-------------------------

                                 BILL CALLAGHAN
Director of the Equity Trust.  President of Bill Callaghan Associates, Ltd.,
319***
an executive search company.  Mr. Callaghan is 52 years old. (3) (10).

SALVATORE J. ZIZZA Director of the Equity Trust.  President and Chief
Executive                14,002***
Officer of The Lehigh Group Inc. (an electrical supply wholesaler). Mr. Zizza is
50 years old. (1) (2) (4) (10).

          The following Directors of the Equity Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.


NUMBER AND PERCENTAGE OF

SHARES OF CAPITAL STOCK
                        NAME AND POSITION WITH THE EQUITY TRUST,
BENEFICIALLY OWNED**
                        BUSINESS EXPERIENCE DURING PAST FIVE YEARS,
DIRECTLY OR INDIRECTLY ON
                                AGE AND DATE TERM EXPIRES
MARCH 15, 1996
                        -------------------------------------------
-------------------------

                             *MARIO J. GABELLI, CFA
1,174,525
Chairman of the Board and President of the Equity Trust;  Chairman of the
Board,                 (1,13%)
Chief Executive  Officer and Chief  Investment  Officer of Gabelli Funds,
Inc.;
Chief  Investment  Officer of GAMCO Investors,  Inc.;  Chairman of the Board
and
Chief Executive Officer of Lynch Corporation; Director of The Morgan Group,
Inc.
and Spinnaker  Industries,  Inc. Mr. Gabelli is 53 years old. (1998) (1) (2)
(3)
(4) (5) (6) (7) (8) (9) (10) (11) (12).

                              DR. THOMAS E. BRATTER
9,933***
Director of the Equity  Trust.  President  and Founder,  The John Dewey
Academy
(residential  college  preparatory  therapeutic high school).  Dr. Bratter is
55
years old. (1998) (10).


NUMBER AND PERCENTAGE OF

SHARES OF CAPITAL STOCK
                        NAME AND POSITION WITH THE EQUITY TRUST,
BENEFICIALLY OWNED**
                        BUSINESS EXPERIENCE DURING PAST FIVE YEARS,
DIRECTLY OR INDIRECTLY ON
                                AGE AND DATE TERM EXPIRES
MARCH 15, 1996
                        -------------------------------------------
-------------------------

                               FELIX J. CHRISTIANA
26,949***
Director of the Equity Trust. Retired;  formerly Senior Vice President of
Dollar
Dry Dock Savings Bank.  Mr.  Christiana is 70 years old.  (1998) (1) (2) (3)
(4)
(5) (8) (10) (13).

                                  JAMES P. CONN
23,251***
Director of the Equity Trust.  Managing Director of Financial Security
Assurance
Holdings Ltd. since 1992;  President and Chief Executive  Officer of Bay
Meadows
Operating  Company from 1988 through 1992. Mr. Conn is 58 years old.  (1997)
(1)
(2) (10) (14).

                              ANTHONY R. PUSTORINO
7,551***
Director of the Equity Trust. Certified Public Accountant. Professor of
Accounting, Pace University, since 1965. Director, President and stockholder of
Pustorino, Puglisi & Co., P.C., certified public accountants, from 1961 to
1990.
Mr. Pustorino is 70 years old. (1997) (1) (2) (3) (4) (5) (7) (10) (11) (13).

                                 *KARL OTTO POHL
0
Director  of the Equity  Trust.  Partner  of Sal  Oppenheim  Jr. & Cie
(private
investment  bank);  Former President of the Deutsche  Bundesbank and Chairman
of
its Central Bank Council from 1980 through 1991;  Currently  Board Member of
IBM
World  Trade   Europe/Middle   East/Africa   Corp.;   Bertelsmann   AG;
Zurich
Versicherungs-Gesellschaft  (insurance); the International Advisory Board for
JP
Morgan & Co.;  Supervisory  Board  Member  of Royal  Dutch  (petroleum company)
ROBECo/o  Group;  Advisory  Director of Unilever N.V. and Unilever
Deutschland;
German Governor,  International  Monetary Fund from 1980 through 1991; and
Board
Member,  Bank for International  Settlements from 1980 through 1991. Mr. Pohl is
66 years old. (1997) (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12)

 Directors and Officers
1,258,359
   as a Group
(1.21%)

----------

  *  "Interested  person" of the  Equity  Trust,  as  defined in the  Investment
Company Act of 1940, as amended (the "1940 Act").  Mr. Gabelli is an "interested
person" as a result of his  employment as an officer of the Equity
Trust and its
adviser.   Mr.  Gabelli  is  a  registered   representative   of
an  affiliated
broker-dealer. Mr. Pohl receives fees from Gabelli Funds, Inc. but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Equity
Trust has made such designation in order to avoid the possibility that Mr.
Pohl's independence would be questioned.

 ** For this purpose  "beneficial  ownership"  is defined under
Section 13(d) of
the  Securities  Exchange Act of 1934,  as amended  (the
"Exchange  Act").  The
information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.

*** Less than 1%.


(1)   Trustee of The Gabelli Asset Fund.                               (8)
Director of Gabelli Global Series Funds, Inc.
(2)   Trustee of The Gabelli Growth Fund.                              (9)
Director of Gabelli Gold Fund, Inc.
(3)   Director of The Gabelli Value Fund Inc.                         (10)
Director of Gabelli Global Multimedia Trust Inc.
(4)   Director of The Gabelli Convertible Securities Fund, Inc.       (11)
Director of the Gabelli Capital Series Funds, Inc.
(5)   Director of Gabelli Equity Series Funds, Inc.                   (12)
Director of Gabelli International Growth Fund, Inc.
(6)   Trustee of The Gabelli Money Market Funds.                      (13)
Trustee of The Treasurer's Fund, Inc.
(7)   Director of Gabelli Investor Funds, Inc.                        (14)
Trustee of the Westwood Funds

     The Equity Trust pays each Director not affiliated with Gabelli Funds, Inc.
(the "Investment Adviser") or its affiliates, a fee of $10,000 per year plus
$1,000 per meeting attended, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Equity Trust to such Directors, including compensation to a Director who is not standing for re-election, during the fiscal year ended December 31, 1995, amounted to $123,598.

          The following table sets forth  certain   information
regarding  the
compensation  of the Equity  Trust's  directors  and  officers.
Officers of the
Equity Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Equity Trust.


                               COMPENSATION TABLE
                       FISCAL YEAR ENDED DECEMBER 31, 1995

                                                    PENSION OR
COMPENSATION
                                                    RETIREMENT
ESTIMATED              FROM THE
                                    AGGREGATE        BENEFITS          ANNUAL
EQUITY TRUST
                                  COMPENSATION      ACCRUED AS        BENEFITS
AND FUND
                                     FROM THE      PART OF FUND         UPON
COMPLEX PAID TO
NAME OF PERSON AND POSITION       EQUITY TRUST        EXPENSES
RETIREMENT       DIRECTORS AND OFFICER*
---------------------------       ------------     ------------      ---------
-       ----------------------
MARIO J. GABELLI
Chairman of the Board                       0            0               N/A
0
DR. THOMAS E. BRATTER
Director                              $14,000            0               N/A
$19,000(2)
BILL CALLAGHAN
Director                              $14,000            0               N/A
$33,000(3)
FELIX J. CHRISTIANA
Director                              $16,000            0               N/A
$71,500(9)
JAMES P. CONN
Director                              $14,000            0               N/A
$35,000(5)
KARL OTTO POHL
Director                              $13,000            0               N/A
$80,253(13)
ANTHONY R. PUSTORINO
Director                              $17,000            0               N/A
$82,003(10)
SALVATORE J. ZIZZA
Director                              $14,000            0               N/A
$40,000(5)
MARC S. DIAGONALE
Vice President                        $88,002            0               N/A
$99,552(2)

----------

 * Represents the total compensation paid to such persons during the calendar year ended December 31, 1995 by investment companies
(including  the Equity
Trust) from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.

     During the year ended December 31, 1995, the Directors of the Equity Trust met four times, none of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Felix J. Christiana and Anthony R.
Pustorino serve on the Equity Trust's Audit Committee and these Directors are not "interested persons" of the Equity Trust as defined in the 1940 Act. The
Audit Committee is responsible for recommending the selection of the Equity
Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Equity Trust. During the fiscal year ended
December 31, 1995, the Audit Committee met twice.

     The Directors serving on the Equity Trust's Nominating
Committee are Felix
J.  Christiana  (Chairman) and Salvatore J. Zizza,  and these
Directors are not
"interested persons" of the Equity Trust as defined in the 1940 Act. The
Nominating Committee is responsible for recommending qualified candidates to the
Board in the event  that a  position  is  vacated  or  created.
The  Nominating
Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Equity
Trust. The Nominating Committee did not meet during the fiscal year ended
December 31, 1995. The Equity Trust does not have a standing compensation committee.

     Bruce N. Alpert,  Vice President and Treasurer of the Equity
Trust, Marc S.
Diagonale, Vice President of the Equity Trust, and James E. McKee, Secretary of the Equity Trust, are the only executive officers of the Equity Trust not included in the listing of Directors above. Mr. Alpert is 44 years old and has served as an officer of the Equity Trust since August 1988. Since June 1988, he also has served as Vice President and Chief Financial and Administrative Officer of the Investment Advisory Division of the Investment Adviser;
and he currently
serves as an officer for each mutual fund managed by the Investment Adviser or
Teton Advisers LLC. Mr. Diagonale is 29 years old and served as a client services representative for Gabelli & Company, Inc. from March 1993 until he became Assistant Vice President of the Equity Trust on May 9, 1995. He was appointed Vice President of the Equity Trust and The Gabelli Global Multimedia
Trust, Inc. on February 22, 1995. Prior to 1993, Mr. Diagonale was a masters of business administration student at New York University. Mr. McKee is 32 years old and has served as Secretary of the Equity Trust since August 16, 1995. He has served as Vice President and General Counsel of GAMCO
Investors,  Inc. since
1993 and of Gabelli Funds, Inc. since August 1995. Mr. McKee also serves as
Secretary  for each  mutual  fund  managed  by the  Investment
Adviser or Teton
Advisers  LLC.  From 1992 through 1993 Mr. McKee served as Branch
Chief with the
U.S. Securities and Exchange Commission in New York. From 1989 through 1992 he served as a staff attorney with the Securities and Exchange Commission in New
York. The business  address of each of these  officers is One
Corporate  Center,
Rye, New York 10580-1434.


REQUIRED VOTE

     In the election of Directors of the Equity Trust, those candidates receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the two positions.


       PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP
AS THE
                   INDEPENDENT ACCOUNTANTS OF THE EQUITY TRUST
                      FOR THE YEAR ENDING DECEMBER 31, 1996

     Upon  recommendation  by the Audit  Committee,  Price
Waterhouse LLP, 1177
Avenue of the Americas, New York, New York, 10036, has been
selected by the vote
of a majority of those Directors who are not "interested  persons"
of the Equity
Trust to serve as  independent  accountants  for the Equity
Trust's fiscal year
ending December 31, 1996. Price Waterhouse LLP has advised the
Equity Trust that
it is  independent  with  respect to the  Equity  Trust in
accordance  with the
applicable   requirements  of  the  American   Institute  of
Certified   Public
Accountants and the Securities and Exchange Commission (the
"Commission").

     Representatives of Price Waterhouse LLP are expected to be present at the
Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.


REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Equity Trust represented at the Meeting if a quorum is present.

     THE  BOARD  OF  DIRECTORS,   INCLUDING  THE   "NON-
INTERESTED"   DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY
THE SELECTION
OF PRICE  WATERHOUSE LLP AS THE INDEPENDENT  ACCOUNTANTS OF THE
EQUITY TRUST FOR
THE YEAR ENDING DECEMBER 31, 1996.

THE INVESTMENT ADVISER AND ADMINISTRATOR AND SPONSOR

     Gabelli Funds, Inc. acts as investment adviser and administrator and
Gabelli &  Company,  Inc.  acts as sponsor to the  Equity  Trust.
The  business
address  for both  Gabelli  Funds,  Inc.  and  Gabelli &  Company,
Inc.  is One
Corporate Center, Rye, New York 10580-1434.


COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act and Section 30(f) of the 1940 Act and the rules thereunder require the Equity Trust's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who own more than ten percent of a registered class of the
Equity Trust's securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish the Equity
Trust with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Equity Trust believes that during 1995, such persons complied with all such applicable filing requirements.


BROKER NON-VOTES AND ABSTENTIONS

     If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention
(collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that each candidate receives the highest number of votes cast at the meeting; therefore, abstentions will be disregarded. The ratification of Price
Waterhouse LLP as independent accountants of the Equity Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting;
therefore, abstentions will be disregarded.

     Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June
30, 1996.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Equity Trust which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 1997, must be received by the Equity Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting not later than November 23, 1996.


IT IS  IMPORTANT  THAT  PROXIES BE RETURNED  PROMPTLY.
SHAREHOLDERS  WHO DO NOT
EXPECT TO ATTEND THE MEETING ARE  THEREFORE  URGED TO COMPLETE,
SIGN,  DATE AND
RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-
PAID ENVELOPE.

[x]	PLEASE MARK VOTES AS IN THIS EXAMPLE


For	With-
hold	For All
Except
For
Against
Abstain
1.)	To elect two Directors of the Equity Trust.
[   ]
[   ]
[   ]	2.)	To ratify the selection of Price Waterhouse LLP as the
independent accountants of the Equity Trust for the year ending
December 31, 1996;
[   ]
[   ]
[   ]

Bill Callaghan, Salvatore J. Zizza

If you do not wish your shares voted "FOR" a particular	3.)
	To consider and vote upon such other matters as may come before said nominee, mark the "For All Except" box and strike a line
	Meeting or any adjournment thereof.
through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:









Please be sure to sign and date this Proxy.	Date	Mark box at
right if comments or address changes have been noted on the
reverse side of this card.	[   ]



Shareholder sign here	Co-owner sign here.



DETACH CARD	DETACH CARD

THE GABELLI EQUITY TRUST INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 13, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


The Gabelli Equity Trust Inc.


THE GABELLI EQUITY TRUST INC.
This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J. Christiana and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on May 13, 1996 at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the nominees as directors and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
Please sign this proxy exactly as your name appears on the books of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?










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